UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 6, 2001
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                                Fonix Corporation
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


         0-23862                                   22-2994719
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  (Commission file number)             (I.R.S. Employer Identification No.)



   60 East South Temple, Suite 1225
   Salt Lake City, Utah                                      84111
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (801) 328-8700



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

Expansion Activities - Audium

     In February 2001, we entered into a collaboration agreement with Phone2Networks, Inc. dba Audium ("Audium") to provide an integrated platform for generating Voice XML solutions for Internet and telephony systems. Audium is a mobile application service provider that builds and operates mobile applications that allow access to Internet information and complete online transactions using any telephone. The collaboration will include integration of Fonix Accelerated Application Solutions Technology ("FAAST") with Audium's mobile applications development capability.

     In connection with the collaboration agreement, in February 2001, we advanced $200,000 to Audium as a bridge loan. The loan bore interest at a rate of 12% per year, was due on or before February 28, 2003 and was convertible into shares of Audium Series A Convertible Preferred Stock (the "Audium Preferred Stock").

     On April 11, 2001, we entered into a stock purchase agreement with Audium, dated as of April 5, 2001, wherein we agreed to purchase up to $2,800,000 of Audium Preferred Stock at a price of $1.46 per share. At closing, on April 11, 2001, Fonix paid $200,000 cash, and gave Audium a note (the "Fonix Note") for the remaining $2,600,000, payable in 13 monthly installments of $200,000, beginning on June 1, 2001. The Fonix Note bears no interest unless an event of default, as defined in the Fonix Note, occurs, in which case the Fonix Note will bear interest at 12% per year. Also at closing, Audium issued 14 share certificates, each for 136,986 shares of Audium Preferred Stock to us, and delivered one certificate for 136,986 shares in exchange for our payment of $200,000. The remaining certificates will be held by Audium as collateral for the Fonix Note under a separate security agreement. For each $200,000 monthly payment we make under the Fonix Note, Audium will release to us an additional certificate for 136,986 shares of Audium Preferred Stock. Each share of Audium Preferred Stock is convertible to one share of Audium common stock. Holders of Audium Preferred Stock are entitled to 8% cumulative dividends, a liquidation preference equal to two times the original purchase price plus any declared but unpaid dividends, anti-dilution rights, and voting rights equal to the corresponding number of common shares. The stock purchase agreement between Audium and Fonix also entitles us to elect one member of Audium's board of directors.

     In association with the stock purchase agreement and the February 2001 bridge loan, Audium issued us a note for $400,000 (the "Audium Note"). The amount outstanding under the bridge loan, together with interest accrued thereon and an advance of $197,600 that we will make in May 2001, will constitute the principal of the loans to Audium underlying the Audium Note. The term of the Audium Note is four years, and bears interest at 5% annually. The Audium Note is convertible into shares of Audium Preferred Stock at a price of $1.46 per share if (i) Audium raises an additional $2,000,000 prior to October 6, 2002, (ii) Audium's merger or consolidation, (iii) a qualified public offering of Audium common stock, (iv) any event of default of the Fonix Note, or (v) if Audium's aggregate gross revenues for the months of July, August, and September 2002 are not less than $750,000. The Audium Note is secured by Audium's intellectual property under a separate security agreement executed by Audium to us. Further, at the closing Audium granted us a license

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agreement  which gives us a  fully-paid,  world-wide,  non-exclusive  license to
Audium's  software  under  Audium's   intellectual   property  rights  to  make,
manufacture, and use the software and any derivative works if Audium ever goes bankrupt or ceases to do business.

     We also entered into a registration rights agreement with Audium which allows us, after waiting 180 days after the closing of a qualified public offering by Audium, to register the resale of the shares of common stock underlying the Audium Preferred Stock we hold. Audium agreed to pay the expenses related to preparing and filing the registration statement; however, we will be responsible for any brokers commissions or other sales-related fees for any shares of common stock we sell.

Financing Activities - Second Equity Line of Credit

     On April 6, 2001, we entered into a second equity line agreement (the "Second Equity Line") with Queen LLC, the investor who provided us with a similar equity line of credit in 2000 (the "Equity Line Investor"). Under the Second Equity Line, we have the right to draw against the Second Equity Line up to $20 million through a mechanism of draws and puts of stock. We are entitled under the Second Equity Line to put to the Equity Line Investor shares of our Class A common stock in lieu of repayment of the draw. The number of shares to be issued is determined by dividing the amount of the draw by 90% of the average of the two lowest closing bid prices of our Class A common stock over the seven trading days after the put notice is tendered. The Equity Line Investor is required under the Second Equity Line to tender the funds requested by us within two trading days after the seven-trading-day period used to determine the market price.

     In connection with the Second Equity Line, we granted registration rights to the Equity Line Investor. We are required to file a registration statement registering the resale of the shares of our Class A common stock issued under the Second Equity Line within 30 days of signing that agreement, and to use our best efforts to cause the registration statement to be declared effective within 60 days of its filing. If the registration statement is not declared effective within 60 days of its filing, the Equity Line Investor may terminate the Second Equity Line.


Item 7. Financial Statements and Exhibits.

         (a)      Financial Statements of businesses acquired:

                  None.

         (b)      Pro Forma Financial Information

                  None.

         (c)      Exhibits

         Number                     Description

         10(xxxv)           Audium Stock Purchase Agreement between Fonix

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                            Corporation and Audium Corporation, dated as
                            of April 5, 2001.
         10(xxxvi)          Certificate of Designation of Audium Series A
                            Preferred Stock.
         10(xxxvii)         Form of Promissory Note from Fonix Corporation to
                            Audium Corporation for $2,600,000, dated as of
                            April 5, 2001.
         10(xxxviii)        Security Agreement between Fonix Corporation as the
                            Debtor and Audium Corporation as the Secured Party,
                            dated as of April 5, 2001.
         10(xxxix)          Registration Rights Agreement between Fonix
                            Corporation and Audium Corporation, dated as of
                            April 5, 2001.
         10(xl)             Security     Agreement     between    Audium
                            Corporation   as  the   Debtor   and   Fonix
                            Corporation as the Secured  Party,  dated as
                            of April 5, 2001.
         10(xli)            Form of Promissory Note from Audium Corporation to
                            Fonix Corporation for $400,000.
         10(xlii)           License  Agreement between Fonix Corporation
                            and Audium Corporation, dated as of April 5,
                            2001.
         10(xliii)          Second Private Equity Line Agreement between
                            Fonix Corporation and Queen LLC, dated April
                            6, 2001.
         10(xliv)           Registration  Rights Agreement between Fonix
                            Corporation  and Queen LLC,  dated  April 6,
                            2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Fonix Corporation



                                        By:
                                            ------------------------------------
                                            Roger D. Dudley
                                            Chief Financial Officer

Date:   April 12, 2001

                                 EXHIBIT INDEX

         Number                     Description

         10(xxxv)           Audium Stock Purchase Agreement between Fonix
                            Corporation and Audium Corporation, dated as
                            of April 5, 2001.
         10(xxxvi)          Certificate of Designation of Audium Series A
                            Preferred Stock.
         10(xxxvii)         Form of Promissory Note from Fonix Corporation to
                            Audium Corporation for $2,600,000, dated as of
                            April 5, 2001.
         10(xxxviii)        Security Agreement between Fonix Corporation as the
                            Debtor and Audium Corporation as the Secured Party,
                            dated as of April 5, 2001.
         10(xxxix)          Registration Rights Agreement between Fonix
                            Corporation and Audium Corporation, dated as of
                            April 5, 2001.
         10(xl)             Security     Agreement     between    Audium
                            Corporation   as  the   Debtor   and   Fonix
                            Corporation as the Secured  Party,  dated as
                            of April 5, 2001.
         10(xli)            Form of Promissory Note from Audium Corporation to
                            Fonix Corporation for $400,000.
         10(xlii)           License  Agreement between Fonix Corporation
                            and Audium Corporation, dated as of April 5,
                            2001.
         10(xliii)          Second Private Equity Line Agreement between
                            Fonix Corporation and Queen LLC, dated April
                            6, 2001.
         10(xliv)           Registration  Rights Agreement between Fonix
                            Corporation  and Queen LLC,  dated  April 6,
                            2001.